UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           February 20, 2007
                                                        ------------------------


                       KRONOS ADVANCED TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Nevada                       000-30191               87-0440410
-----------------------          -------------------   -------------------------
 (State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)             File Number)         Identification No.)

464 Common Street, Suite 301 Belmont, Massachusetts              02478
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      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:          (617) 364-5089
                                                       -------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Kronos Advanced Technologies, Inc. ("Kronos") entered into a Settlement Agreement and General Release (the "Agreement") with FKA Distributing Co. d/b/a HoMedics, Inc. and HoMedics-U.S.A., Inc. (collectively "HoMedics"). In exchange for Kronos making a $1 million cash payment within 120 days following the date of the Agreement, HoMedics agreed to cancel the entire $3.1 million of principal and accrued interest owed to them, to cancel 26.5 million warrants, to modify the terms of their remaining 13.5 million warrants, and to return unencumbered their license for Kronos consumer retail products. In the event Kronos fails to make the $1 million payment to HoMedics within 120 days from the execution of the Agreement, the parties have agreed that the Agreement shall automatically be voided and have no further force and effect.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      None

         (b)      None

         (c)      None

         (d)      Exhibit No. Description

Exhibit         Description                          Location

99.1            Settlement Agreement and General     Provided herewith
                Release, dated February 20, 2007
                by and between Kronos Advanced
                Technologies, Inc. and FKA
                Distributing Co. d/b/a HoMedics,
                Inc. and HoMedics U.S.A., Inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KRONOS ADVANCED TECHNOLOGIES, INC.
                                           (Registrant)

                                           By: /s/ Daniel R. Dwight
                                               Daniel R. Dwight
                                               Chief Executive Officer



Date: February 21, 2007

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